EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Company Contact:

G. Darcy Klug, Chairman, CEO and CFO

(337) 269-5933

darcy.klug@redhawkholdingscorp.com

REDHAWK REPORTS 3RD QUARTER RESULTS

LAFAYETTE, LOUISIANA – March 24, 2021 - RedHawk Holdings Corp. (OTC: SNDD) (“RedHawk” or the “Company”), a diversified holding company engaged primarily in sales and distribution of medical devices, reported today a net loss from operations of $425,479 for the nine month period ended March 31, 2021 on gross revenues of $867,841. Net of distributor and introductory discounts of $177,095, net revenues for the nine month period ended March 31, 2021 were $690,746. For the trailing twelve month period ended March 31, 2021, RedHawk reported a net loss from operations of $211,986 on gross revenues of $1,831,297, and net revenues of $1,606,035.

For the nine month period ended March 31, 2020, the Company previously reported a net loss from operations of $818,311 on gross revenues of $313,497. Net of introductory discounts of $95,508, net revenues for the nine month period ended March 31, 2020 were $217,989. For the trailing twelve month period ended March 31, 2020, RedHawk reported a net loss from operations of $1,019,436 on gross revenues of $313,497, and net revenues of $177,919.

Commenting on the 3rd Quarter results, G. Darcy Klug, RedHawk Chairman and Chief Executive Officer said, “The three month period ended March 31, 2021 was a transition period for our medical device business unit. During this same three month period, we restructured our inventory of products offered to our customers to include SANDD™, our line of needle incineration devices, and select personal protection equipment limited to UV disinfection lights, select types of the most popular particulate N95 respirators and certain makes of nitrile examination gloves.

“While medical facilities and some schools have re-opened, complete access to schools and most hospital procurement departments, remains challenging. Revenues for the three month period ended March 31, 2021 (net of introductory discounts) were $29,786 as compared to $148,674 for the same three month period ended March 31, 2020. Sales during the three month period ended March 31, 2021 were limited primarily to select areas of our personal protection equipment and UV lighting units as much of our customer base remained closed. Sales for the comparable three month period ended March 31, 2020 were primarily from our SANDD mini™ needle incineration devices sold to schools and first responders. Schools were open until the pandemic closures started at the end of March 31, 2020. Subsequent to March 31, 2021, we have started to see renewed sales of the SANDD mini™ to a few schools in Texas that have re-opened.

“Our order backlog and order inquiry logs remain strong but availability of select particulate N95 respirators continues to be difficult. Additionally, we have sometimes been forced to reject unacceptable shipments of nitrile examination gloves. Both of these challenges have delayed the timely execution of our business plan.

“We launched the sale of our SANDD Pro™ at the end of the three month period ended December 31, 2020. Customer testing of the SANDD Pro™ during the three month period ended March 31, 2021, has been very positive and has been shown to increase workplace safety and provide our customers significant savings on bio-hazard waste disposal.

“While sales of the SANDD Pro™ to private physicians, nursing homes and assisted living facilities are important, we believe placement of the SANDD Pro™ into hospitals and outpatient centers is critical to the ultimate success of this medical device. However, the cessation of elective surgeries during the pandemic has resulted in severe financial strain on the many medical facilities around the country. To address this adverse financial impact on the nation’s medical facilities, we developed a leasing model for our SANDD Pro™ specifically designed for medical facilities. This new leasing model has been well received by the medical community as it eliminates the hospitals’ need for immediate capital expenditures. We have partnered with a new medical device distributor group who has been instrumental in negotiating the possible placement of more than 50,000 leased SANDD Pro™ needle incineration devices over the next twelve months. They have also arranged on our behalf, for discussions about a possible governmental mandate for using the SANDD Pro™ in hospitals, clinic and private physicians located in a certain United States Territory.”

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About RedHawk Holdings Corp.

RedHawk Holdings Corp., formerly Independence Energy Corp., is a diversified holding company which, through its subsidiaries, is engaged in the sales and distribution of medical devices, sales of branded generic pharmaceutical drugs, commercial real estate investment and leasing, sales of point of entry full-body security systems, and specialized financial services. Through its medical products business unit, the Company sells the Sharps and Needle Destruction Device (SANDD™), WoundClot Surgical - Advanced Bleeding Control, and the Carotid Artery Digital Non-Contact Thermometer. Through our United Kingdom based subsidiary, we manufacture, and market, branded generic pharmaceuticals. RedHawk Energy holds the exclusive U.S. manufacturing and distribution rights for the Centri Controlled Entry System, a unique, closed cabinet, nominal dose transmission full-body x-ray scanner. For more information, please visit: http://www.redhawkholdingscorp.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements about management’s view of RedHawk Holdings’ future expectations, plans and prospects, among other things, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion, the words “believes,” “hopes,” “expects,” “intends,” “plans,” “anticipates,” or “may,” and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of RedHawk Holdings, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors include, but are not limited to, risks associated with the ultimate extent of the impact of COVID-19 on our business and future financial condition, results of operations and cash flows will depend on future developments, which are highly uncertain and cannot be predicted at this time; changes in the effects of the significant level of competition that exists in the medical device distribution industry, or our inability to attract customers for other reasons; the unexpected cost of regulation applicable to our industries, and the possibility of future additional regulation; our expectations regarding our impairment charge estimates and the potential for future impairment charges; our lack of adequate insurance coverage in the event we incur an unexpected liability; our lack of a proven operating history and the possibility of future losses that are greater than we currently anticipate; the possibility that we may not be able to generate sufficient revenues or access other financing sources necessary to operate our business; our inability to attract necessary personnel to run and market our business; the volatility of our stock price; changes in the market prices for our products, or our failure to perform or renew the distribution agreements for our products; our failure to execute our growth strategy or enter into other lines of business that we may identify as potentially profitable for us; changes in economic and business conditions; changes in accounting policies and practices we may voluntarily adopt or that we may be required to adopt under generally accepted accounting principles in the United States; the impact of competitive services and products; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; disruptions in the infrastructure that we and our partners rely on; the lack of capital available on acceptable terms to finance our continued growth; and other risk factors included from time to time in documents RedHawk Holdings files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on RedHawk Holdings’s future results. The forward-looking statements included in this press release are made only as of the date hereof. RedHawk Holdings cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, RedHawk Holdings undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by RedHawk Holdings. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.